Exhibit 10.8

FOURTH AMENDMENT TO LOAN AGREEMENT

This Fourth Amendment to Loan Agreement (this “Amendment”) is entered into as of March 11, 2005, by and between COMERICA BANK(“Bank”), and CHROMAVISION MEDICAL SYSTEMS, INC. (“Borrower”).

RECITALS

Borrower and Bank are parties to that certain Loan Agreement dated as of February 13, 2003, as amended from time to time, including but not limited to that certain First Amendment to Loan and Security Agreement dated as of October 21, 2003, that certain Second Amendment to Loan and Security Agreement dated as of January 22, 2004 and that certain Third Amendment to Loan Agreement dated as of January 31, 2005 (collectively, the “Agreement”). The parties desire to amend the Agreement in accordance with the terms of this Amendment.

NOW, THEREFORE, the parties agree as follows:

1.                                       The following defined terms in Section 1.1 of the Agreement hereby are amended or restated as follows:

“Revolving Line” means a credit extension of up to Five Million Five Hundred Thousand Dollars ($5,500,000).

2.                                       Section 2.3(a) of the Agreement is hereby amended and restated in its entirety to read as follows:

“Interest Rates. Except as set forth in Section 2.3(b), the Advances shall bear interest, on the outstanding Daily Balance thereof, at a rate equal to one half percent (0.50%) below the Prime Rate.”

3.                                       Section 2.5(b) of the Agreement is hereby deleted in its entirety and there shall no longer be an unused line fee in connection with the Revolving Facility.

4.                                       A new sentence is added to the end of Section 7.8 of the Agreement as follows:

“Notwithstanding the foregoing, Borrower shall be permitted to enter into and carry out its obligations under that certain Reimbursement and Indemnity Agreement with Guarantors, dated as of March 11, 2005.”

5.                                       Unless otherwise defined, all initially capitalized terms in this Amendment shall be as defined in the Agreement. The Agreement, as amended hereby, shall be and remain in full force and effect in accordance with its respective terms and hereby is ratified and confirmed in all respects. Except as expressly set forth herein, the execution, delivery, and performance of this Amendment shall not operate as a waiver of, or as an amendment of, any right, power, or remedy of Bank under the Agreement, as in effect prior to the date hereof.

6.                                       Borrower represents and warrants that the Representations and Warranties contained in the Agreement are true and correct as of the date of this Amendment, and that no Event of Default has occurred and is continuing.

7.             As a condition to the effectiveness of this Amendment, Bank shall have received, in form and substance satisfactory to Bank, the following:

(a)           this Amendment, duly executed by Borrower;

(b)           a Certificate of the Secretary of Borrower with respect to incumbency and resolutions authorizing the execution and delivery of this Amendment;

(c)           an Amended and Restated Guaranty from each Guarantor in the form attached hereto, together with resolutions authorizing the execution and delivery of the same;

(d)           an amendment fee in the amount of $1,500, which shall be due and payable and nonrefundable on the date hereof, and which may be debited from any of Borrower’s accounts;

(e)           all Bank Expenses incurred through the date of this Amendment, which shall be due and payable and nonrefundable on the date hereof, and which may be debited from any of Borrower’s accounts; and

(f)            such other documents, and completion of such other matters, as Bank may reasonably deem necessary or appropriate.

8.             This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one instrument.

IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the second date above written.

CHROMAVISION MEDICAL SYSTEMS, INC.

By:	/s/ Stephen T.D. Dixon
Title:	CFO

COMERICA BANK

By:	/s/ James Ligman
Title:	AVP